PUTNAM
                                                          NEW YORK
                                                          TAX EXEMPT
                                                          OPPORTUNITIES
                                                          FUND



                             [GRAPHIC OMITTED:
                                 art work]




ANNUAL REPORT
September 30, 1995



                                  [LOGO:
                         BOSTON - LONDON - TOKYO]

PERFORMANCE HIGHLIGHTS

o  "The deterioration in muni prices is simply not supported by the facts....
   The market is discounting something [the flat tax] that likely will never occur."
   -- Smart Money, September 1995

o Morningstar awarded the fund's class A shares five out of five stars for risk-adjusted performance as of September 30, 1995. The overall five-star rating for the fiscal year ended September 30, 1995, puts the fund in the top 10% among all 721 municipal funds rated. Past performance is not indicative of future results.*

   -----------------------------------------------------------------------------
    FISCAL 1995 RESULTS AT A GLANCE
   -----------------------------------------------------------------------------
                                    CLASS A           CLASS B      CLASS M(1)
    TOTAL RETURN                  NAV     POP      NAV    CDSC    NAV      POP
   -----------------------------------------------------------------------------
    (change in value during
    period plus reinvested
    distributions)
    12 months ended 9/30/95     10.27%   5.07%    9.46%   4.46%  7.11%    3.58%

    SHARE VALUE                   NAV     POP      NAV            NAV      POP
   -----------------------------------------------------------------------------
    9/30/94                     $8.48   $8.90    $8.48             --       --
    2/10/95(1)                     --      --       --          $8.51    $8.80
    9/30/95                      8.80    9.24     8.79           8.79     9.09

    DISTRIBUTIONS:      NO.                      INCOME                   TOTAL
   -----------------------------------------------------------------------------
    Class A              12                   $0.519874               $0.519874
    Class B              12                    0.465763                0.465763
    Class M(1)            8                    0.315796                0.315796

    CURRENT RETURN:               NAV     POP      NAV            NAV      POP
   -----------------------------------------------------------------------------
    (end of period)
    Current dividend rate(2)     5.80%   5.52%    5.13%          5.47%    5.29%
    Taxable equivalent(3)       10.92   10.39     9.66          10.30     9.96
    Taxable equivalent(4)       10.39    9.89     9.19           9.80     9.48
    Current 30-day SEC yield(5)  5.72    5.44     5.00           5.32     5.13
    Taxable equivalent(3)       10.77   10.24     9.41          10.02     9.66
    Taxable equivalent(4)       10.25    9.75     8.96           9.53     9.19
   -----------------------------------------------------------------------------

   Performance data represent past results and are not indicative of future returns. For performance over longer periods, see pages 8 and 9. POP assumes 4.75% maximum sales charge for class A shares and 3.25% for class M shares. CDSC assumes 5% maximum contingent deferred sales charge. (1)The fund commenced investment operations of class M shares on 2/10/95. (2)Income portion of most recent distribution, annualized and divided by NAV or POP at end of period. (3)Assumes maximum combined 46.88% federal, state, and New York City tax rate. Results for investors subject to lower tax rates would not be as advantageous. (4)Combined 44.19% state and federal tax rate.
   (5)Based only on investment income, calculated using SEC guidelines.

 * Morningstar, an independent mutual fund rating agency, rates the fund in relation to other funds with similar investment objectives, based on the fund's 3-year average annual returns and adjusted for risk factors and sales charges. For the 3-year period ended 9/30/95, the fund had a 5-star rating among 721 municipal funds rated.

FROM THE CHAIRMAN

                                                           [GRAPHIC OMITTED:
                                                                Photo of
                                                             George Putnam]
                                                           (C) Karsh, Ottawa

Dear Shareholder:

With plenty to be positive about, tax-exempt investors are finally putting their summer fears behind them. A few months ago, flat-tax proposals were floated in the pre-election wind. The mere talk of such a tax, which would end the beneficial treatment now accorded municipal bonds, was enough to send the market into decline.

Interest rates are still moderate, inflation remains low, and the economy seems to have slowed to a more comfortable pace, all factors that gladden fixed-income investors' hearts. Municipal bond investors have been further blessed with yields virtually at the same level as those of taxable bonds and a favorable ratio of supply to demand.

As Putnam New York Tax Exempt Opportunities Fund's fiscal year ended on September 30, 1995, the municipal bond market was showing new signs of strength, poised for what could be another positive period of advance. In the report that follows, Fund Manager Michael Bouscaren reviews fiscal 1995 performance and prospects for the year ahead.

Respectfully yours,

/s/ George Putnam
    George Putnam
    Chairman of the Trustees
    November 15, 1995

REPORT FROM THE FUND MANAGER
MICHAEL F. BOUSCAREN

   Declining interest rates, low inflation, and positive supply/demand dynamics have offset recent fallout from the tax reform debate, contributing to a strong turnaround in the tax-free market. As a result, municipal bonds have made great strides, recapturing much of their losses since market lows last November.

   Putnam New York Tax Exempt Opportunities Fund was clearly a beneficiary of the rally, though it did not quite match the performance posted by the Lehman Brothers Municipal Bond Index. Class A shares posted a total return of 10.27% at net asset value, for the 12 months ended September 30, 1995 -- compared with the index's 11.18% return for the same period. The fund also offers class B and class M shares, whose performance, while different, reflects a similar trend.

   The fund's yield continues to be attractive relative to other funds in the New York tax-free universe. In addition, taxable equivalent yields are now at double-digit levels and represent excellent values, particularly for investors in high-tax states like New York. Your fund's class A shares posted a 5.80% current dividend rate at net asset value, which translates into a current return of 10.92% for a taxable investment, assuming the maximum combined 46.88% federal, New York state, and New York City income tax rate (investors in lower brackets, of course, would benefit to a lesser extent).

o  PROACTIVE MANAGEMENT RESULTS IN PORTFOLIO QUALITY UPGRADE FROM A TO AA

   The fund has maintained a heavy concentration of investment-grade bonds, with the portfolio diversified across more than 95 issues and approximately 20 sectors. Throughout the fiscal year, particularly during the last nine months of the period, our active monitoring of municipal bond market trends led to several positive events. With signs suggesting that interest rates were close to their peak, we began to reduce the portfolio's position in BBB-rated bonds modestly, increasing the position in AAA-rated bonds at the same time. In a declining interest-rate environment, higher-quality investment-grade bonds typically appreciate faster than lower-quality bonds. This strategy had the net effect of increasing the fund's average portfolio quality rating from A to AA.

   Three BBB-rated positions, which were purchased and sold during the course of the fiscal year, are worth noting. They underscore the value of recognizing timely buying opportunities and, just as importantly, the significance of disciplined selling to lock in appreciation gains.

   In early 1995, the fund purchased Long Island Lighting bonds, which were out of favor and battered by much negative news. The bonds subsequently benefited from a favorable rate consideration by the New York State Public Service Commission and appreciated in price. They remained in the portfolio until June, when discussions by Governor Pataki's administration to fold this historically troubled utility into the Long Island Power Agency effectively limited further upside potential on these bonds. Our decision to sell the bonds enabled us to capture much of the price appreciation that has occurred this year.

   The New York City Health and Hospital Corporation was established to oversee the area's financially troubled hospitals, covering operating shortfalls when the hospitals were unable to meet their fiscal responsibilities. With the Pataki administration's theme of


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS* showing:
  Utilities                     26.0%
  Hospitals/health care         12.0%
  Transportation                11.7%
  Water and sewer                7.8%
  Education                      6.5%
 Footnote: reads:
  *Based on net assets on 9/30/95. Holdings will vary over time.]

   fiscal prudence, the future of the corporation and the hospitals under its jurisdiction came into question. Anticipating that the New York City Health and Hospital Corporation's bonds could possibly drop below investment grade in an environment of budget cutting, the fund sold its position, successfully locking in gains before the market had digested the full impact of the governor's quest for cost-efficient municipal services on this organization.

   Toward the end of 1994 and into early 1995, the fund purchased New York City general obligation bonds at deeply discounted prices. The bonds had suffered in the months leading up to and following the election of a Republican administration committed to budget tightening. When investors realized that belt-tightening measures would take time and that Mayor Guiliani and Governor Pataki could work together to resolve the city's budget crisis, the bonds rallied, despite a slight but much expected credit downgrade from A to Baa in July. In fact, by the time we had reduced the fund's position, which we did at a profit, the bonds were outperforming higher-quality investment-grade bonds.

o  INVESTMENT APPROACH CAUTIOUS BUT OPPORTUNISTIC

   Our investment decisions, particularly during the early months of the fiscal year, reflected our conviction that the rising interest-rate environment of 1994 would likely be reversed in 1995. More recently, we have taken a cautious but more sanguine approach, framed by three additional factors.

   First, the ongoing debate about tax reform, especially the flat-tax proposal, has generated much concern about the future of the tax-free market. While passage of any tax reform package in its current form is far from certain, the perceived effects on the tax-exempt status of municipal bonds continues to pressure municipal bond prices. However, much like the fallout from the Orange County, California, scare in late 1994, the tax reform debate is providing ample buying opportunities as the proverbial dust settles.

   Secondly, the Federal Reserve Board has successfully engineered a soft landing, that is, the slowing of economic growth to a sustainable level. While the Fed's pace and degree of interest-rate

   -----------------------------------------------------------------------------
    TOP 10 HOLDINGS (9/30/95)*
   -----------------------------------------------------------------------------
    NEW YORK STATE ENERGY RESEARCH AND DEVELOPMENT AUTHORITY
    Electric facilities revenue bonds (Consolidated Edison project)
   -----------------------------------------------------------------------------
    NEW YORK CITY INDUSTRIAL DEVELOPMENT AGENCY
    Civic facilities revenue bonds (Parking Corporation project)
   -----------------------------------------------------------------------------
    NEW YORK STATE URBAN DEVELOPMENT CORP.
    Revenue bonds (correctional facility)
   -----------------------------------------------------------------------------
    NEW YORK CITY INDUSTRIAL DEVELOPMENT AGENCY
    Special facilities revenue bonds
   -----------------------------------------------------------------------------
    NEW YORK CITY MUNICIPAL WATER FINANCING AUTHORITY
    Water and sewer system revenue bonds
   -----------------------------------------------------------------------------
    PUERTO RICO TELEPHONE AUTHORITY
    Inverse floating bonds
   -----------------------------------------------------------------------------
    TOMPKINS COUNTY INDUSTRIAL DEVELOPMENT AGENCY
    Revenue bonds
   -----------------------------------------------------------------------------
    PUERTO RICO ELECTRIC POWER AUTHORITY
    Power revenue bonds
   -----------------------------------------------------------------------------
    NEW YORK STATE HOUSING FINANCING AUTHORITY
    Revenue bonds
   -----------------------------------------------------------------------------
    COMMONWEALTH OF PUERTO RICO HIGHWAY AND TRANSIT AUTHORITY
    Inverse floating bonds
   -----------------------------------------------------------------------------
   *These holdings represent 35.1% of the fund's net assets. Portfolio holdings will vary in the future.


   increases in 1994 sorely tested the patience of bond investors, today's noninflationary environment is providing a hospitable climate for municipal securities.

   Lastly, efforts to reduce the deficit and to balance the budget provide a third reason for our increasingly positive outlook. In all likelihood, the financial markets would respond favorably to a bipartisan agreement to reduce federal spending.

   Tax-free securities have underperformed the entire fixed-income market for much of 1995, suggesting that municipal bonds appear quite attractive relative to alternative investments on a valuation basis. We will continue to take advantage of the opportunity that this market environment represents, while positioning the portfolio to benefit from longer-term trends.

   The views expressed in this report are exclusively those of Putnam Management, and not meant as investment advice. Although the described holdings were viewed favorably as of 9/30/95, there is no guarantee the fund will continue to hold these securities in the future.

PERFORMANCE SUMMARY

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions back into the fund. We show total return in two ways: on a cumulative long-term basis and on average how the fund might have grown each year over varying periods.

Performance should always be considered in light of a fund's investment strategy. Putnam New York Tax Exempt Opportunities Fund is designed for investors seeking high current income free from federal, New York state and New York City income taxes.

TOTAL RETURN FOR PERIODS ENDED 9/30/95
                          CLASS A               CLASS B               CLASS M
                        NAV       POP        NAV       CDSC       NAV      POP
--------------------------------------------------------------------------------
1 year                10.27%     5.07%      9.46%      4.46%       --       --
--------------------------------------------------------------------------------
3 years               20.00     14.32         --         --        --       --
Annual average         6.27      4.56         --         --        --       --
--------------------------------------------------------------------------------
Life of class A(1)    43.95     37.17         --         --        --       --
Annual average         7.72      6.66         --         --        --       --
--------------------------------------------------------------------------------
Life of class B(2)       --        --       6.11       2.24        --       --
Annual average           --        --       3.64       1.34        --       --
--------------------------------------------------------------------------------
Life of class M(3)       --        --         --         --      7.11%    3.58%
--------------------------------------------------------------------------------

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 9/30/95
                                                   LEHMAN BROS.       CONSUMER
                                                 MUNICIPAL BOND          PRICE
                                                          INDEX          INDEX
--------------------------------------------------------------------------------
1 year                                                    11.18%          2.54%
--------------------------------------------------------------------------------
3 years                                                   22.29           8.42
Annual average                                             6.94           2.73
--------------------------------------------------------------------------------
Life of class A(1)                                        50.16          14.76
Annual average                                             8.65           2.85
--------------------------------------------------------------------------------
Life of class B(2)                                         5.76           4.79
Annual average                                             3.43           2.86
--------------------------------------------------------------------------------
Life of class M(3)                                         9.66           1.93
--------------------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions or, for class A shares, distribution fees prior to implementation of the class A distribution plan in 1994. (1)The fund began operations on 11/7/90, offering shares now known as class A. (2)Effective 2/1/94, the fund began offering class B shares. (3)Effective 2/10/95, the fund began investment operations for class M shares. Performance data represent past results and will differ for each share class, and should not be taken as an indication of future results. Investment returns and principal value will fluctuate so an investor's shares, when sold, may be worth more or less than their original cost.

[GRAPHIC OMITTED: line chart GROWTH OF A $10,000 INVESTMENT
 Legend reads:
  Cumulative total return of a $10,000 investment since 11/7/90
Y-axis reads (top to bottom) $15500 to 9500 in $1,000 decrements
X-axis reads (left to right) 11/7/90, then 9/30/91 through 9/30/95 in one year increments
A solid black line represents Lehman Bros. Municipal Bond Index, ranging from
  $10,000 to $15,016 (see plot points below: "Lehman Muni Bond Index")
A solid white line represents Fund's class A shares at POP, ranging from
  $9,525 to $13,717 )see plot points below: "Shares at POP")
A solid gray line represents Consumer Price Index, ranging from $10,000 to $11,476 (see plot points below: "Consumer Price Index")

  Date        Lehman Muni Bond Index    Shares at POP      Consumer Price Index
---------     ----------------------    -------------      --------------------
11/07/90             $10,000               $ 9,525               $10,000
 9/30/91              11,117                10,402                10,277
 9/30/92              12,279                11,431                10,584
 9/30/93              13,844                12,552                10,869
 9/30/94              13,506                12,439                11,191
 9/30/95              15,016                13,717                11,476

Caption reads:
 Past performance is no assurance of future results. A $10,000 investment in the fund's class B shares at inception on 2/1/94 would have been valued at $10,611 on 9/30/95 ($10,224 with a redemption at the end of the period). A $10,000 investment in the fund's class M shares at the start of investment operations on 2/10/95 would have been valued at $10,711 at net asset value on 9/30/95 ($10,358 including the maximum 3.25% sales charge for class M shares).]


CLASS A SHARES are generally subject to an initial sales charge.

CLASS B SHARES may be subject to a sales charge upon redemption.

CLASS M SHARES have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption.

NET ASSET VALUE (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares, not including any initial or contingent deferred sales charge.

PUBLIC OFFERING PRICE (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the maximum 4.75% sales charge for class A shares and 3.25% for class M shares.

CONTINGENT DEFERRED SALES CHARGE (CDSC) is a charge applied at the time of the redemption of class B shares and assumes redemption at the end of the period. Your fund's CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies.

LEHMAN BROTHERS MUNICIPAL BOND INDEX is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index does not take into account brokerage commissions or other costs, may include bonds different from those in the fund, and may pose different risks than the fund.

CONSUMER PRICE INDEX (CPI) is a commonly used measure of inflation; it does not represent an investment return.

REPORT OF INDEPENDENT ACCOUNTANTS
For the fiscal year ended September 30, 1995

To the Trustees and Shareholders of
Putnam New York Tax Exempt Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments owned (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New York Tax Exempt Opportunities Fund ("the fund"), at September 30, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 1995 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
Boston, Massachusetts
November 10, 1995

PORTFOLIO OF INVESTMENTS OWNED
September 30, 1995

KEY TO ABBREVIATIONS
AMBAC     -- AMBAC Indemnity Corporation
FGIC      -- Federal Guaranty Insurance Corporation
FHA       -- Federal Housing Administration
FSA       -- Financial Security Assurance
GO Bonds  -- General Obligation Bonds
IFB       -- Inverse Floating Rate Bonds
MBIA      -- Municipal Bond Investors Assurance Corporation
VRDN      -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES (99.0%)*
PRINCIPAL AMOUNT                                                     RATINGS**        VALUE

NEW YORK (87.3%)
-------------------------------------------------------------------------------------------
              Babylon, Indl. Dev. Agcy. Resource Recvy. Rev. Bonds
 $1,960,000   (Ogden Martin Syst.), Ser. B, 8 1/2s, 1/1/19               Baa   $  2,222,150
    985,000   (Ogden Martin Syst.), Ser. C, 8 1/2s, 1/1/19               Baa      1,116,744
    500,000   Battery Park, NY City Auth. Rev. Bonds,
              7.7s, 5/1/15                                               AAA        564,375
    750,000   Buffalo, Swr. Auth. Rev. Bonds, Ser. D, AMBAC,
              7 5/8s, 7/1/06                                             AAA        793,125
  1,130,000   Erie Cnty., Wtr. Auth. Rev. Bonds
              (Fourth Resolution), AMBAC, zero %, 2/1/17                 AAA        230,238
  2,680,000   Ithaca, Hsg. Corp. Mtge. Rev. Bonds
              (Eddygate Park Apts. Project), 9s, 6/1/06                BBB/P      2,854,200
  2,650,000   Jefferson Cnty., Indl. Dev. Agcy. Solid Waste Disposal
              Rev. Bonds (Champion Intl. Corp.), 7.2s, 12/1/20           Baa      2,868,625
    460,000   Metro. Trans. Auth. Svcs. Contract Fac. Rev. Bonds
              (Trans. Fac.), Ser. 3, 7 1/2s, 7/1/16                      AAA        527,850
    600,000   Metro. Trans. Auth. Transit Fac. Rev. Bonds, Ser. F,
              8 3/8s, 7/1/16                                             AAA        631,500
              NY City, G.O. Bonds
  1,000,000   Ser. D, Group B, 8 1/4s, 8/1/11                            Baa      1,138,750
    300,000   Ser. B, 8 1/4s, 6/1/05                                     Baa        350,250
    380,000   Ser. F, 3s, 11/15/00                                       Baa        343,425
  4,000,000   NY City Hlth. & Hosp. Corp. Rev. Bonds, AMBAC,
              5.536s, 2/15/11                                            AAA      3,965,000
    600,000   NY City, Hsg. Dev. Corp. Multi-Fam. Hsg. Rev.
              Bonds, Ser. A, FHA Insd., 9 5/8s, 1/1/19                     A        627,000
  6,000,000   NY City, Ind. Dev. Agcy. Special Fac. Rev. Bonds
              (American Airlines Inc., Project), 6.9s, 8/1/24            Baa      6,225,000
              NY City, Indl. Dev. Agcy. Civic Fac. Rev. Bonds
  8,410,000   (Parking Corp. Project), 8 1/2s, 12/30/22                 BB/P      8,662,300
  1,500,000   (The Lighthouse Inc. Project), 6 1/2s, 7/1/22               AA      1,567,500
              NY City, Muni. Wtr. Fin. Auth. VRDN,
  4,200,000   Ser. G, FGIC, 3 1/4s, 6/15/24                            VMIG1      4,200,000
    800,000   Ser. C, FGIC, 4.6s, 6/15/23                              VMIG1        800,000
    650,000   NY City, Muni. Wtr. Fin. Auth. Rev. Bonds, Ser. C,
              7 3/4s, 6/15/20                                            AAA        762,938

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                     RATINGS**        VALUE

NEW YORK (continued)
-------------------------------------------------------------------------------------------
              NY City, Muni. Wtr. Fin. Auth. Wtr. & Swr. Syst.
              Rev. Bonds,
 $5,955,000   Ser. B, MBIA, 5 1/2s, 6/15/19                              AAA   $  5,627,475
     45,000   Prerefunded Ser. B, FGIC, 7 1/2s, 6/15/11                  AAA         53,606
    140,000   Ser. B, FGIC, 7 1/2s, 6/15/11                              AAA        167,825
  4,000,000   Ser. A, FGIC, 7s, 6/15/15                                  AAA      4,390,000
              NY State Dorm. Auth. Rev. Bonds
    170,000   (City U.), Ser. D, 8 3/4s, 7/1/03                          BBB        205,275
  2,750,000   (Long Island Med. Ctr.), Ser. A, FHA Insd.,
              7 3/4s, 8/15/27                                            AAA      2,987,180
    835,000   (NY Dept of Ed.), 7 3/4s, 7/1/21                           Baa        931,025
  1,000,000   (State U. Edl. Fac.), Ser. A, 7 5/8s, 5/15/05              AAA      1,150,000
    750,000   (State U. Edl. Fac.), Ser. A, 7 1/2s, 5/15/13              Baa        859,688
    605,000   (Cornell U.), Ser. A, 7 3/8s, 7/1/30                        AA        682,894
    500,000   (Wildwood School), 7.3s, 7/1/15                              A        551,250
  2,050,000   (Our Lady Of Mercy), 6.3s, 8/1/32                           AA      2,106,375
  1,850,000   (State U. Edl. Facs.), Ser. B, 6 1/4s, 5/15/20             Baa      1,836,125
  4,000,000   (State U. Edl. Fac.), Ser. A, 5 7/8s, 5/15/11              BBB      3,940,000
  1,400,000   (Upstate Cmnty. Colleges), 5 1/2s, 7/1/14                  Baa      1,296,750
  2,500,000   (State U. Edl. Facilities), Ser. A, AMBAC,
              5 1/4s, 5/15/15                                            AAA      2,328,125
    725,000   (State U. Edl. Fac.), Ser. B, zero %, 5/15/09              Baa        328,063
              NY State Energy Resh. & Dev. Auth. Elec. Fac.
              Rev. Bonds
 16,500,000   (Cons. Edison Co. Project), Ser. A, 7 3/4s, 1/1/24           A     17,758,125
  1,600,000   (Cons. Edison Co. of NY, Inc. Project), 7 1/2s, 7/1/25       A      1,734,000
              NY State Energy Resh. & Dev. Auth. Gas Fac. IFB
  2,000,000   (Brooklyn Union Gas Co.), Ser. B, 9.719s, 7/1/26             A      2,335,000
  2,000,000   (Brooklyn Union Gas Co. Project), 8.142s, 4/1/20             A      2,135,000
              NY State Energy Resh. & Dev. Auth. Gas Fac. Rev. Bonds
              (Brooklyn Union Gas Co. Project),
  2,850,000   Ser. A, 9s, 5/15/15                                          A      2,921,250
  4,000,000   8 3/4s, 7/1/15                                               A      4,115,000
              NY State Energy Resh. & Dev. Auth. Poll. Control
              Rev. Bonds (Niagara Mohawk Pwr. Corp.),
  4,580,000   Ser. I, 8 7/8s, 11/1/25                                    BBB      4,683,050
  1,750,000   Ser. A, FGIC, 7.2s, 7/1/29                                 Aaa      1,968,750
    500,000   NY State Environmental Fac. Corp. Poll. Control
              Rev. Bonds (State Wtr. Revolving Fund),
              Ser. A, 7 1/2s, 6/15/12                                     Aa        564,375
  4,270,000   NY State Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
              8s, 11/1/08                                                Baa      4,819,763
              NY State Hsg. Fin. Agcy. Svcs. Contract Oblig.
              Rev. Bonds
    700,000   Ser. A, 7.8s, 9/15/20                                      AAA        821,625
    500,000   Ser. A, 7 1/4s, 9/15/12                                    Baa        548,125
    100,000   NY State Local Govt. Assistance Corp. Rev. Bonds,
              Ser. C, 7s, 4/1/21                                         AAA        113,625
  1,500,000   NY State Local Govt. Assistance Corp. VRDN,
              Ser. B, 4.2s, 4/1/23                                     VMIG1      1,500,000
              NY State Med. Care Fac. Fin. Agcy. Rev. Bonds
  1,490,000   (Mercy Cmnty. Hosp.-Sisters of Mercy), Ser. A,
              9.8s, 11/1/16                                                A      1,495,588

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                     RATINGS**        VALUE

NEW YORK (continued)
-------------------------------------------------------------------------------------------
 $  205,000   (Hosp. & Nursing Home Insd. Mtge.), Ser. B,
              FHA Insd., 9 1/8s, 2/15/25                                  AA   $    210,638
    960,000   (Hosp. & Nursing Home Insd. Mtge.), Ser. C,
              FHA Insd., 9s, 2/15/26                                       A        985,200
    620,000   (Hosp. & Nursing Home Insd. Mtge.), Ser. B, FHA
              Insd., 8 7/8s, 8/15/27                                      AA        677,350
  2,595,000   (Mt. Sinai Hosp. Insd. Mtge.), Ser. C, FHA Insd.,
              8 7/8s, 1/15/26                                            AAA      2,682,581
    400,000   (Kingston Hosp. Project), 8 7/8s, 11/15/17                   A        409,500
  2,645,000   (Mental Hlth. Svcs. Facs.), Ser. A, 8 7/8s, 8/15/07        BBB      2,889,663
    750,000   (Brooklyn, Caledonia & Long Island Hosps. Insd.
              Mtge.), Ser. A, FHA Insd., 8 1/2s, 1/15/22                 AAA        774,375
     20,000   (Mt. Sinai Hosp. Insd. Mtge.), Ser. C, FHA Insd.,
              8 3/8s, 1/15/00                                            AAA         20,650
    620,000   (Mental Hlth. Svcs. Fac.), Ser. A, 7 1/2s, 2/15/01         AAA        717,650
    130,000   (Mental Hlth. Svcs. Fac. ), Ser. A, 7.8s, 2/15/19          AAA        146,413
     70,000   (Mental Hlth. Svcs. Fac.), Ser. A, 7.8s, 2/15/19           Baa         76,563
    395,000   (Mental Hlth. Svcs. Facs.), Ser B, 7 7/8s, 8/15/08         Baa        445,856
    360,000   (Mental Hlth. Svcs. Fac.), Ser. B, 7 7/8s, 8/15/08         AAA        419,850
    230,000   (Mental Hlth. Svcs. Fac.), Ser. A, 7 1/2s, 2/15/21         Baa        256,738
    200,000   (Bronx, Lebanon & the Jamaica Hosps.),
              Ser. A, 7.1s, 2/15/27                                      Baa        204,750
    700,000   (Hosp. & Nursing Home Insd. Mtge.), Ser. D, FHA
              Insd., 6.6s, 2/15/31                                       AAA        725,375
  3,780,000   (Mental Hlth. Svcs. Fac.), Ser. F, 6 1/2s, 8/15/12         Baa      3,883,950
  2,500,000   (Mental Hlth. Svcs.), Ser. A, MBIA, 5 1/4s, 8/15/14        AAA      2,303,125
    190,000   NY State Mtge. Agcy. Rev. Bonds,
              5th Ser., 9 3/4s, 10/1/10                                   Aa        196,888
  1,740,000   (Single-Fam.), Ser. 2, zero %, 10/1/14                      Aa        278,400
  4,475,000   NY State Twy. Auth. Hwy. & Brdg. Rev. Bonds,
              Ser. A, MBIA, 5 1/2s, 4/1/15                               AAA      4,307,188
  3,150,000   NY State Twy. Auth. Svc. Contract Rev. Bonds
              (Local Highway & Bridge), 6 1/4s, 4/1/14                   BBB      3,161,813
              NY State Urban Dev. Corp. Rev. Bonds
  2,510,000   (Correctional Fac.), 8s, 1/1/15                            AAA      2,585,300
  1,285,000   (Onondaga Cnty. Convention Project),
              7 7/8s, 1/1/20                                             Baa      1,498,631
    500,000   (State Fac.), 7 1/2s, 4/1/20                               Baa        550,000
    500,000   (Correctional Fac.), Ser. 2, 7 1/2s, 1/1/18                AAA        577,500
  1,300,000   (Ctr. Indl. Innovation Project), 7s, 1/1/13                BBB      1,334,125
  1,305,000   (Higher Ed. Technology Grants), MBIA, 6s, 4/1/10           AAA      1,358,831
  7,375,000   (Correctional Fac.), MBIA, 5 3/8s, 1/1/12                  AAA      7,043,125
              Port Auth. of NY & NJ Cons. Bonds
  2,000,000   7 7/8s, 3/1/24                                              AA      2,067,500
    175,000   78th Ser., 6 1/2s, 10/15/08                                 AA        189,438
  2,800,000   5 5/8s, 7/15/21                                             AA      2,688,000
  5,000,000   Tompkins Cnty. Indl. Dev. Agcy. Rev. Bonds
              (Life Care Cmnty., Kendal Ithaca), 7 7/8s, 6/1/24          B/P      5,056,250
              United Nations Dev. Corp. Rev. Bonds
    200,000   (Sr. Lien, Phase 2 & 3), Ser. A, 7 7/8s, 7/1/26            Aaa        209,750
  3,250,000   Ser. B, 6 1/4s, 7/1/26                                       A      3,327,188
  1,000,000   (Sr. Lien, Phase 2 & 3), Ser. A, 6s, 7/1/12                  A      1,017,500

MUNICIPAL BONDS AND NOTES
PRINCIPAL AMOUNT                                                     RATINGS**        VALUE

NEW YORK (continued)
-------------------------------------------------------------------------------------------
 $1,460,000   Valley Hlth. Dev. Corp. Mtge. Rev. Bonds
              (Valley Hlth. Project), FHA Insd., 11.3s, 2/1/23             A   $  1,801,275
                                                                               ------------
                                                                                174,484,831
PUERTO RICO (11.7%)
-------------------------------------------------------------------------------------------
              Cmnwlth. of Puerto Rico Hwy. & Trans. Auth. Rev. Bonds,
    500,000   Ser. S, 6 1/2s, 7/1/22                                     AAA        561,250
  3,710,000   Ser. W, AMBAC, 5.85s, 7/1/15                               AAA      3,761,013
  4,700,000   Cmnwlth. of Puerto Rico Hwy. & Trans. Auth.
              Hwy. IFB, Ser. W, 6.6743s, 7/1/08                            A      4,729,375
  5,000,000   Puerto Rico Elec. Pwr. Auth. Pwr. IFB,
              FSA, 7.928s, 7/1/23                                        AAA      5,037,500
  4,000,000   Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Bonds,
              6 3/8s, 7/1/24                                               A      4,115,000
  5,000,000   Puerto Rico Tel. Auth. Tel. Auth. IFB, 7.516s, 1/1/20
              (acquired 9/25/92, cost $4,837,500)++                        A      5,100,000
                                                                               ------------
                                                                                 23,304,138
-------------------------------------------------------------------------------------------
              TOTAL INVESTMENTS (cost $193,762,537)***                         $197,788,969
-------------------------------------------------------------------------------------------

  * Percentages indicated are based on net assets of $199,767,615, which correspond to a net asset value per class A, class B and class M shares of $8.80, $8.79 and $8.79, respectively.

 ** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at September 30, 1995 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at September 30, 1995. Securities rated by Putnam are indicated by "/P" and are not publicly rated. Ratings are not covered by the Report of Independent
    Accountants.

*** The aggregate identified cost for federal income tax purposes is $193,762,537, resulting in gross unrealized appreciation and depreciation of $10,417,514 and $6,391,082, respectively, or net unrealized appreciation of $4,026,432.

 ++ Restricted as to public resale. At the date of acquisition these securities were valued at cost. There were no outstanding securities of the same class as those held. Total market value of restricted securities owned at September 30, 1995 was $5,100,000 or
    2.6% of net assets.

    The rates shown on IFBs, which are securities paying variable interest rates that vary inversely to changes in the market interest rates, and VRDNs are the current interest rates at September 30, 1995, which are subject to change based on the terms of the security.

    The fund had the following insurance concentrations greater than 10% of net assets at
    September 30, 1995:
    MBIA                   10.3%

    The fund had the following industry group concentrations greater than 10% of net assets at September 30, 1995:
    Utilities              26.0%
    Hospitals/Health Care  12.0
    Transportation         11.7

The accompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 1995

ASSETS
-------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $193,762,537) (Note 1)                            $197,788,969
-------------------------------------------------------------------------------
Cash                                                                    789,187
-------------------------------------------------------------------------------
Interest receivable and other                                         3,305,740
-------------------------------------------------------------------------------
Receivable for shares of the fund sold                                1,074,686
-------------------------------------------------------------------------------
Receivable for securities sold                                              783
-------------------------------------------------------------------------------
Unamortized organization expenses (Note 1)                                1,439
-------------------------------------------------------------------------------
TOTAL ASSETS                                                        202,960,804

LIABILITIES
-------------------------------------------------------------------------------
Distributions payable to shareholders                                   313,770
-------------------------------------------------------------------------------
Payable for securities purchased                                      2,285,885
-------------------------------------------------------------------------------
Payable for shares of the fund repurchased                              178,587
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                            255,432
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              2,279
-------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                               335
-------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                  108,109
-------------------------------------------------------------------------------
Other accrued expenses                                                   48,792
-------------------------------------------------------------------------------
TOTAL LIABILITIES                                                     3,193,189
-------------------------------------------------------------------------------
NET ASSETS                                                         $199,767,615

REPRESENTED BY
-------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                    $199,591,851
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                             72,372
-------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions (Note 1)    (3,923,040)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                            4,026,432
-------------------------------------------------------------------------------
TOTAL--REPRESENTING NET ASSETS APPLICABLE TO CAPITAL
SHARES OUTSTANDING                                                 $199,767,615

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
-------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($175,210,124 divided by 19,906,996 shares)                               $8.80
-------------------------------------------------------------------------------
(Offering price per share (100/95.25 of $8.80)*                           $9.24
-------------------------------------------------------------------------------
Net asset value and redemption price of class B shares
($24,258,957 divided by 2,759,502 shares)+                                $8.79
-------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($298,534 divided by 33,959 shares)                                       $8.79
-------------------------------------------------------------------------------
(Offering price per share (100/96.75 of $8.79)**                          $9.09
-------------------------------------------------------------------------------

* On single retail sales of less than $25,000. On sales of $25,000 or more and on group sales the offering price is reduced.

** On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

+ Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

STATEMENT OF OPERATIONS
Year ended September 30, 1995

TAX EXEMPT INTEREST INCOME                                          $13,027,742
-------------------------------------------------------------------------------

EXPENSES:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                    $ 1,140,841
-------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                          216,985
-------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                        10,712
-------------------------------------------------------------------------------
Reports to shareholders                                                  36,709
-------------------------------------------------------------------------------
Auditing                                                                 26,779
-------------------------------------------------------------------------------
Legal                                                                    21,479
-------------------------------------------------------------------------------
Postage                                                                  26,001
-------------------------------------------------------------------------------
Administrative services (Note 2)                                          4,781
-------------------------------------------------------------------------------
Registration fees                                                         6,018
-------------------------------------------------------------------------------
Distribution fees--Class A (Note 2)                                     343,462
-------------------------------------------------------------------------------
Distribution fees--Class B  (Note 2)                                    134,173
-------------------------------------------------------------------------------
Distribution fees--Class M (Note 2)                                         423
-------------------------------------------------------------------------------
Amortization of organization expenses (Note 1)                           13,875
-------------------------------------------------------------------------------
Other                                                                     6,906
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                        1,989,144
-------------------------------------------------------------------------------
FEES PAID INDIRECTLY (Note 2)                                          (232,367)
-------------------------------------------------------------------------------
NET EXPENSES                                                          1,756,777
-------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                11,270,965
-------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                     (3,152,700)
-------------------------------------------------------------------------------
Net realized gain on futures (Note 1)                                   945,668
-------------------------------------------------------------------------------
Net realized loss on written options (Notes 1 and 3)                       (212)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the year            9,000,081
-------------------------------------------------------------------------------
NET GAIN ON INVESTMENTS                                               6,792,837
-------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $18,063,802
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                                        YEAR ENDED SEPTEMBER 30
                                                        1995               1994
-------------------------------------------------------------------------------
INCREASE IN NET ASSETS
-------------------------------------------------------------------------------
OPERATIONS:
-------------------------------------------------------------------------------
Net investment income                           $ 11,270,965       $ 11,083,480
-------------------------------------------------------------------------------
Net realized loss on investments                  (2,207,244)        (1,647,127)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                     9,000,081        (10,999,505)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                         18,063,802         (1,563,152)
-------------------------------------------------------------------------------
Distributions to shareholders:
-------------------------------------------------------------------------------
From net investment income
-------------------------------------------------------------------------------
Class A                                          (10,369,002)       (10,901,830)
-------------------------------------------------------------------------------
Class B                                             (840,237)          (133,868)
-------------------------------------------------------------------------------
Class M                                               (4,453)                --
-------------------------------------------------------------------------------
From net realized loss on investments--Class A            --           (296,029)
-------------------------------------------------------------------------------
Increase from capital share transactions
(Note 4)                                           8,554,854         26,724,353
-------------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                      15,404,964         13,829,474

NET ASSETS
-------------------------------------------------------------------------------
Beginning of year                               $184,362,651       $170,533,177
-------------------------------------------------------------------------------
END OF YEAR (including undistributed net
investment income of $72,372 and
distributions in excess of net investment
income of $66,768, respectively)                $199,767,615       $184,362,651
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

Financial highlights
(For a share outstanding throughout the period)
                     For the period                  For the period                                             For the period
                  February 10, 1995                February 1, 1994                                           November 7, 1990
                   (commencement of                (commencement of                                           (commencement of
                     operations) to     Year ended   operations) to                                             operations) to
                       September 30   September 30     September 30               Year ended September 30         September 30
-----------------------------------------------------------------------------------------------------------------------------------
                               1995           1995             1994         1995       1994       1993       1992         1991
-----------------------------------------------------------------------------------------------------------------------------------
                            Class M               Class B                                        Class A
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD          $8.51          $8.48            $9.07        $8.48      $9.12      $8.86      $8.67       $8.50
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income           .31            .47              .32          .52        .54        .57        .63(a)      .58(a)
-----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
 gain (loss) on investments     .29            .31             (.60)         .32       (.62)       .27        .19         .17
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
 OPERATIONS                     .60            .78             (.28)         .84       (.08)       .84        .82         .75
-----------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
-----------------------------------------------------------------------------------------------------------------------------------
From net investment income     (.32)          (.47)            (.31)        (.52)      (.54)      (.57)      (.63)       (.58)
-----------------------------------------------------------------------------------------------------------------------------------
In excess of net
 investment income               --             --               --                      --       (.01)        --          --
-----------------------------------------------------------------------------------------------------------------------------------
Net realized gain on
 investments                     --             --               --                    (.02)        --         --          --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS            (.32)          (.47)            (.31)        (.52)      (.56)      (.58)      (.63)       (.58)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD                $8.79          $8.79            $8.48        $8.80      $8.48      $9.12      $8.86       $8.67
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN AT
 NET ASSET VALUE (%)(b)        7.11(c)        9.46            (3.06)(c)    10.27       (.89)      9.80       9.89        9.16(c)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS, END OF PERIOD
 (IN THOUSANDS)                $299        $24,259           $8,622     $175,210   $175,741   $170,533   $108,609     $30,864
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
 average net assets (%)(d)     0.83(c)        1.65             1.05(c)      1.01        .98       1.02        .91(a)      .64(a)(c)
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
 income to average
 net assets (%)                3.21(c)        5.28             3.39(c)      6.12       6.22       6.32       7.04(a)     6.73(a)(c)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)       120.38         120.38            13.85       120.38      13.85      17.68      11.56        5.74(c)
-----------------------------------------------------------------------------------------------------------------------------------

(a) Reflects an expense limitation. As a result, expenses of the fund for the year ended September 30, 1992 and the period ended
    September 30, 1991 reflect reductions of approximately $0.02 and $0.07 per share, respectively.

(b) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Not annualized.

(d) The ratio of expenses to average net assets for the year ended September 30, 1995 included amounts paid through expense offset arrangements. Prior period ratios exclude these amounts. (See Note 2).

NOTES TO FINANCIAL STATEMENTS
September 30, 1995

NOTE 1
SIGNIFICANT ACCOUNTING POLICIES

The fund is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and New York State and City personal income taxes which Putnam Management believes does not involve undue risk to income or principal by investing primarily in a portfolio of investment grade New York tax-exempt securities.

The fund offers class A, class B and class M shares. The fund commenced its offering of class M shares on February 10, 1995. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B shares do not pay a front-end sales charge, but pay a higher ongoing distribution fee than class A shares, and may be subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class M shares are sold with a maximum front-end sales charge of 3.25% and pay an ongoing distribution fee that is lower than class B shares and higher than class A shares. Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A SECURITY VALUATION Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. The fair value of restricted securities is determined by the fund manager following procedures approved by the Trustees.

B SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income is recorded on the accrual basis.

C FUTURES AND OPTIONS CONTRACTS The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D FEDERAL TAXES It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation of securities held and excise tax on income and capital gains. At September 30, 1995 the fund had a capital loss carryover of approximately $3,710,000 available to offset future capital gains, if any. The amount of carryover and the expiration dates are:

LOSS CARRYOVER             EXPIRATION
-------------------------------------
$  74,000          September 30, 2002
$3,636,000         September 30, 2003

E DISTRIBUTIONS TO SHAREHOLDERS Income dividends are declared daily by the fund and are distributed monthly. Capital gain distributions, if any, are recorded on the ex-dividend date and paid annually.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

These differences include treatment of post-October loss deferrals, dividends payable, market discount, organization expenses and capital loss carryover. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

For the year ended September 30, 1995, the fund reclassified $81,867 to increase undistributed net investment income and $13,197 to decrease paid-in-capital, with an increase to accumulated net realized loss of $68,670. The calculation of net investment income per share in the financial highlights table excludes these adjustments.

F AMORTIZATION OF BOND PREMIUM AND ACCRETION OF BOND DISCOUNT Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. Discount on zero-coupon bonds, original issue discount bonds and stepped coupon bonds is accreted according to the effective yield method.

G UNAMORTIZED ORGANIZATION EXPENSES Expenses incurred by the fund in connection with its organization, its registration with the Securities and Exchange Commission and with various states, and the initial public offering of its shares aggregated to be $30,827. These expenses are being amortized over a five-year period based on current and projected net asset levels.

NOTE 2
MANAGEMENT FEE, ADMINISTRATIVE SERVICES, AND OTHER TRANSACTIONS

Compensation of Putnam Investment Management, Inc. the fund's Manager, a wholly-owned subsidiary of Putnam Investments, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund for the quarter. Such fee is based on the following annual rates:
0.60% of the first $500 million of average net assets, 0.50% of the next $500 million, 0.45% of the next $500 million and 0.40% of any amount over $1.5 billion, subject to reduction in any year by the amount of certain brokerage commissions and fees (less expenses) received by affiliates of the Manager on the fund's portfolio transactions.

The fund also reimburses the Manager for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Trustees of the fund receive an annual Trustee's fee of $790, and an additional fee for each Trustees' meeting attended. Trustees who are not interested persons of the Manager and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

During the year ended September 30, 1995, the fund adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in the fund or in other Putnam funds until distribution in accordance with the Plan.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC. Investor servicing and custodian fees reported in the Statement of operations for the year ended September 30, 1995 have been reduced by credits allowed by PFTC.

For the year ended September 30, 1995, fund expenses were reduced by $232,367 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the offset arrangements in an income-producing asset if it had not entered into such arrangements.

The fund has adopted distribution plans (the "Plans") with respect to its class A shares, class B and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Mutual Funds Corp. at an annual rate up to .20%, .85% and .50% of the average net assets attributable to class A, class B and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of .20%, .85% and .50% of the average net assets attributable to class A, class B and class M shares respectively.

For the year ended September 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received net commissions of $43,118 and $393 from the sale of class A and class M shares respectively. There was $57,939 in contingent deferred sales charges from redemptions of class B shares. A deferred sales charge of up to 1% is assessed on certain redemptions of class A shares. For the year ended September 30, 1995, Putnam Mutual Funds Corp., acting as underwriter received $31,327 on class A redemptions.

NOTE 3
PURCHASES AND SALES OF SECURITIES

During the year ended September 30, 1995, purchases and sales of investment securities other than short-term municipal obligations aggregated $226,972,142 and $214,045,897, respectively. Purchases and sales of short-term municipal obligations aggregated $99,195,000 and $100,845,000, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Written options transactions during the year are summarized as follows:

                                CONTRACT     PREMIUMS
                                  AMOUNT     RECEIVED
-----------------------------------------------------
Open at beginning of year             --           --
Options written              (14,400,000)   ($232,475)
Options expired                       --
Options closed                14,400,000     $232,475
-----------------------------------------------------
OPEN AT END OF YEAR                   --           --
-----------------------------------------------------

NOTE 4
CAPITAL SHARES

At September 30, 1995, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                           YEAR ENDED SEPTEMBER 30     YEAR ENDED SEPTEMBER 30
                                      1995                       1994
-------------------------------------------------------------------------------
CLASS A                       SHARES         AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------
Shares sold                4,362,516    $37,214,894    4,955,088    $43,660,936
Shares issued in
connection with
reinvestment of
distributions                587,902      5,019,522      620,886      5,459,381
-------------------------------------------------------------------------------
                           4,950,418     42,234,416    5,575,974     49,120,317
-------------------------------------------------------------------------------
Shares repurchased        (5,756,670)   (48,914,592)  (3,566,478)   (31,180,191)
-------------------------------------------------------------------------------
NET INCREASE (DECREASE)     (806,252)   $(6,680,176)   2,009,496    $17,940,126
-------------------------------------------------------------------------------

                                                              FOR THE PERIOD
                                                            FEBRUARY 1, 1994
                                                            (COMMENCEMENT OF
                                                             OPERATIONS) TO
                             YEAR ENDED SEPTEMBER 30          SEPTEMBER 30
                                      1995                        1994
-------------------------------------------------------------------------------
CLASS B                       SHARES         AMOUNT       SHARES         AMOUNT
-------------------------------------------------------------------------------
Shares sold                2,047,174    $17,535,586    1,036,184     $8,959,767
Shares issued in
connection with
reinvestment of
distributions                 54,190        465,295        7,309         62,740
-------------------------------------------------------------------------------
                           2,101,364     18,000,881    1,043,493      9,022,507
-------------------------------------------------------------------------------
Shares repurchased          (358,544)    (3,061,066)     (26,811)      (238,280)
-------------------------------------------------------------------------------
NET INCREASE               1,742,820    $14,939,815    1,016,682     $8,784,227
-------------------------------------------------------------------------------

                                                              FOR THE PERIOD
                                                            FEBRUARY 10, 1995
                                                            (COMMENCEMENT OF
                                                             OPERATIONS) TO
                                                              SEPTEMBER 30
                                                                  1995
-------------------------------------------------------------------------------
CLASS M                                                   SHARES         AMOUNT
-------------------------------------------------------------------------------
Shares sold                                               35,453       $308,178
Shares issued in connection with
reinvestment of distributions                                374          3,262
-------------------------------------------------------------------------------
                                                          35,827        311,440
-------------------------------------------------------------------------------
Shares repurchased                                        (1,868)       (16,225)
-------------------------------------------------------------------------------
NET INCREASE                                              33,959       $295,215
-------------------------------------------------------------------------------

FEDERAL TAX INFORMATION
(Unaudited)

The fund designated all dividends paid during the fiscal year as exempt-interest dividends. Thus, 100% of the fund's distributions are exempt from federal income tax. For residents of New York State and City, 100% of the fund's distributions are also exempt from New York State and City personal income taxes.

The form 1099 you will receive in January 1996 will tell you the tax status of any distributions paid to your account in calendar year 1995.

--------------------------------------------------------------------------------

RESULTS OF JULY 13, 1995 SHAREHOLDER MEETING

An annual meeting of shareholders of the fund was held on July 13, 1995. At the meeting, each of the nominees for Trustees was elected, as follows:

                                          VOTES FOR        VOTES WITHHELD
--------------------------------------------------------------------------------
Jameson Adkins Baxter                     11,584,797           211,248
Hans H. Estin                             11,582,027           214,018
John A. Hill                              11,591,770           204,275
Elizabeth T. Kennan                       11,575,729           220,316
Lawrence J. Lasser                        11,584,022           212,023
Robert E. Patterson                       11,592,004           204,041
Donald S. Perkins                         11,592,004           204,041
William F. Pounds                         11,583,192           212,853
George Putnam                             11,589,436           206,610
George Putnam, III                        11,580,997           215,048
E. Shapiro                                11,572,078           223,968
A.J.C. Smith                              11,591,176           204,869
W. Nicholas Thorndike                     11,586,369           209,676
--------------------------------------------------------------------------------

A proposal to ratify the selection of Price Waterhouse LLP as auditors for the fund was approved as follows: 11,341,264 votes for, and 54,871 votes against, with 399,911 abstentions and broker non-votes. A proposal to amend the fund's fundamental investment restriction on investments in restricted securities was approved as follows: 10,181,798 for, and 710,204 against, with 904,043 abstentions and broker non-votes. A proposal to eliminate the fund's fundamental investment restriction on investments in investment companies was approved as follows: 10,304,459 for, and 693,672 against, with 797,915 abstentions and broker non-votes. All tabulations have been rounded to the nearest whole number.

FUND INFORMATION


INVESTMENT MANAGER                     OFFICERS
Putnam Investment                      George Putnam
Management, Inc.                       President
One Post Office Square
Boston, MA 02109                       Charles E. Porter
                                       Executive Vice President
MARKETING SERVICES
Putnam Mutual Funds Corp.              Patricia C. Flaherty
One Post Office Square                 Senior Vice President
Boston, MA 02109
                                       Lawrence J. Lasser
CUSTODIAN                              Vice President
Putnam Fiduciary Trust Company
                                       Gordon H. Silver
LEGAL COUNSEL                          Vice President
Ropes & Gray
                                       Gary N. Coburn
INDEPENDENT ACCOUNTANTS                Vice President
Price Waterhouse LLP
                                       James E. Erickson
TRUSTEES                               Vice President
George Putnam, Chairman
                                       Blake E. Anderson
William F. Pounds, Vice Chairman       Vice President

Jameson Adkins Baxter                  Michael F. Bouscaren
                                       Vice President and Fund Manager
Hans H. Estin
                                       William N. Shiebler
John A. Hill                           Vice President

Elizabeth T. Kennan                    John R. Verani
                                       Vice President
Lawrence J. Lasser
                                       Paul M. O'Neil
Robert E. Patterson                    Vice President

Donald S. Perkins                      John D. Hughes
                                       Vice President and Treasurer
George Putnam, III
                                       Beverly Marcus
Eli Shapiro                            Clerk and Assistant Treasurer

A.J.C. Smith

W. Nicholas Thorndike


This report is for the information of shareholders of Putnam New York Tax Exempt Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll-free: 1-800-225-1581.

SHARES OF MUTUAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION (FDIC), THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND INVOLVE RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

[LOGO: PUTNAM INVESTMENTS]                               ------------
                                                         Bulk Rate
              THE PUTNAM FUNDS                           U.S. Postage
              One Post Office Square                     PAID
              Boston, Massachusetts 02109                Putnam
                                                         Investments
                                                         ------------


20987-854/228/759 11/95